                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): February 5, 1998
                                                  ----------------


                     Pennsylvania Manufacturers Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in is charter)


 Pennsylvania                    0-22761                 23-2217932
------------------             ------------           -------------------
(State or other                (Commission            (I.R.S. Employer
 jurisdiction of               File Number)           Identification No.)
 incorporation)

The PMA Building, 380 Sentry Parkway, Blue Bell, PA           19422-2328
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (215) 665-5046
                                                   --------------

                                      N/A
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5.   Other Events.
------    ------------


     On February 5, 1998, the Class A Common Stock, $5.00 par value per share, of Pennsylvania Manufacturers Corporation commenced trading on the Nasdaq National Market under the ticker symbol, "PMFRA".



                                      -2-
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    PENNSYLVANIA MANUFACTURERS
                                    CORPORATION



Dated:  February 5, 1998            By:/s/ Francis W. McDonnell
                                       ------------------------
                                       Francis W. McDonnell,
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Treasurer